UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2017 (April 17, 2017)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Definitive Agreement.

On April 17, 2017, Inland Real Estate Income Trust, Inc. (the “Company”) entered into a third amendment (the “Amendment”) to its credit agreement dated September 30, 2015 with KeyBank National Association, as administrative agent and as a lender, and certain other lenders named therein (as amended, the “Credit Agreement”). Effective as of March 31, 2017, the Amendment amends provisions relating to, among other things, (i) consolidated tangible net worth, (ii) adjusted NOI, (iii) net operating income and (iv) excluded tenant replacement. Specifically, the Amendment changes the consolidated tangible net worth covenant the Company must maintain to $500,000,000 beginning with the fiscal calendar quarter ending March 31, 2017. The Amendment also modifies the definition of “Adjusted NOI” to provide for a method of calculating the net operating income for a property with an Excluded Tenant Replacement and the definition of “Net Operating Income” to include income from Excluded Tenant Replacements. The Amendment adds the term “Excluded Tenant Replacement,” which is defined as a tenant under a lease with a term of at least three years who is paying rent and occupying space (in whole or in part) formerly leased to an Excluded Tenant (as defined in the Credit Agreement) that was operating as a Sports Authority.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached to this Current Report as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Third Amendment to Credit Agreement, dated as of April 17, 2017, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, as Administrative Agent and as a Lender, PNC Bank National Association, as a Lender, and Fifth Third Bank, as a Lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	April 20, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Third Amendment to Credit Agreement, dated as of April 17, 2017, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, as Administrative Agent and as a Lender, PNC Bank National Association, as a Lender, and Fifth Third Bank, as a Lender

4